UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    Form 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 2, 2003

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                          MOLECULAR IMAGING CORPORATION

                             A Delaware Corporation
             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-27915                11-2787966
(State or other jurisdiction of    Commission file number       (IRS Employer
 incorporation or organization)                              Identification No.)


                     2150 West Washington Street, Suite 110

                           San Diego, California 92110

                    (Address of principal executive offices)


                                 (619) 226-6738
                         (Registrant's telephone number)

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ITEM 7.    EXHIBITS.


99.1 Press release dated October 2, 2003 regarding the un-audited revenues of Molecular Imaging Corporation for first fiscal quarter ended September 30, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 2, 2003, Molecular Imaging Corporation issued a press release regarding its un-audited revenues for first fiscal quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MOLECULAR IMAGING CORPORATION

Dated: October 2, 2003                    By:    /s/ PAUL J. CROWE
                                                 -------------------------------
                                                 Chief Executive Officer